UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2016

Viking Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37355	46-1073877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12340 El Camino Real, Suite 250, San Diego, California 92130

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 704-4660

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 13, 2016, pursuant to the terms of that certain Loan and Security Agreement, dated as of May 21, 2014, by and between Viking Therapeutics, Inc. (the “Company”) and Ligand Pharmaceuticals Incorporated (“Ligand”), as amended (the “Loan Agreement”), the Company issued to Ligand an aggregate of 960,000 shares of its common stock (the “Shares”) and a warrant to purchase 960,000 shares of its common stock (the “Warrant”). The Warrant has an exercise price of $1.50 per share of Company common stock, was immediately exercisable upon issuance (subject to a limitation on exercise to the extent that any exercise thereof would increase Ligand’s beneficial ownership of the Company’s common stock to greater than 49.9%) and expires on April 13, 2021.  The Shares and the Warrant were issued to Ligand as a repayment of $1.2 million of the Company’s obligation under that certain Secured Convertible Promissory Note issued by the Company to Ligand pursuant to the Loan Agreement.  Pursuant to the Loan Agreement, Ligand agreed that it will not, directly or indirectly, sell or otherwise transfer or dispose of any securities of the Company (including the Shares, the Warrant and the shares of Company common stock issuable upon exercise of the Warrant) prior to January 23, 2017.

The foregoing description of the Warrant does not purport to be complete and is qualified in its entirety by reference to the Warrant, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

The Shares, the Warrant and the shares of Company common stock issuable upon exercise of the Warrant (collectively, the “Securities”) were issued and sold to Ligand in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder.  In the Loan Agreement, Ligand represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Securities have not been registered under the Securities Act and the Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor the exhibit attached hereto is an offer to sell or the solicitation of an offer to buy the Shares, the Warrant or any other securities of the Company.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

4.1	Warrant to Purchase Common Stock, dated April 13, 2016, issued by Viking Therapeutics, Inc. to Ligand Pharmaceuticals Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viking Therapeutics, Inc.

Date: April 13, 2016	By:	/s/ Brian Lian, Ph.D.
Brian Lian, Ph.D.
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
4.1	Warrant to Purchase Common Stock, dated April 13, 2016, issued by Viking Therapeutics, Inc. to Ligand Pharmaceuticals Incorporated.